UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2019

YUS INTERNATIONAL GROUP LIMITED

(Exact name of registrant as specified in its charter)

Nevada 00052020 900201309

(State or other jurisdiction of incorporation)

(Commission File Number)

(IRS Employer Identification Number)

Room A, Block B, 21/F

Billion Centre, 1 Wang Kwong Road

Kowloon Bay, Kowloon, Hong Kongn/a

(Address of principal executive offices)(zip code)

(852) 36986699

(Registrant’s telephone number, including area code)

_____________________________________________ (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following  provisions (see General Instruction A.2. below):

oWritten communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

oSoliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a12)

oPrecommencement communications pursuant to Rule 14d2(b) under the Exchange Act (17 CFR 240.14d2(b))

oPrecommencement communications pursuant to Rule 13e4(c) under the Exchange Act (17 CFR 240.13e4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On June 1, 2019, Catherine Yip, the COO of YUS International Group Limited (the “Company”), resigned as COO of the Company. Catherin Yip’s resignation as an officer was not the result of any disagreement with the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned      hereunto duly authorized.

YUS International Group Limited

Dated: June 25, 2019By:   /s/ Ho Kam Hang

Ho Kam Hang

Chief Executive Officer